SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Materials Under Section 240.14a-12

                           IDS Life Series Fund, Inc.
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                (Name of Registrant as Specified In Its Charter)


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   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11

      (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

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      (3) Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);

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      (4) Proposed maximum aggregated value of transaction:

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      (5) Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

          ----------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:

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      (3) Filing Party:

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      (4) Date Filed:

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

IDS Life Series and American Express Variable Portfolio Funds proxy statements filed with SEC

On Feb. 5, American Express filed proxy statements with the SEC regarding its intention to seek contract holder approval for a number of fund mergers.

American Express' intention to proxy contract holders of specific products was announced on Nov. 19, 2003 ("Memo: Equity Product Line Changes") and on Feb. 2, 2004 (IDS Life article).

We will ask contract holders to approve the following fund mergers via proxy.

------------------------------------------ -------------------------------------
             Beginning Fund                            Ending Fund
------------------------------------------ -------------------------------------
AXP VP - Blue Chip Advantage Fund          AXP VP - Capital Resource Fund
------------------------------------------ -------------------------------------
AXP VP - Stock Fund                        AXP VP - Capital Resource Fund
------------------------------------------ -------------------------------------
IDS Life Series Equity Portfolio           AXP VP - Capital Resource Fund
------------------------------------------ -------------------------------------
IDS Life Series Equity Income Portfolio    AXP VP - Diversified Equity Income
                                           Fund
------------------------------------------ -------------------------------------
IDS Life Series Government Securities      AXP VP - Short Duration U.S.
Portfolio                                  Government Fund
------------------------------------------ -------------------------------------
IDS Life Series Income Portfolio           AXP VP - Diversified Bond Fund
------------------------------------------ -------------------------------------
IDS Life Series International Equity       AXP VP - International Fund
Portfolio
------------------------------------------ -------------------------------------
IDS Life Series Managed Fund               AXP VP - Managed Fund
------------------------------------------ -------------------------------------
IDS Life Series Money Market Fund          AXP VP - Cash Management Fund
------------------------------------------ -------------------------------------

Important dates

o Early/mid April - Proxy statements are anticipated to mail to contract holders as of early to mid-April.

o Early/mid June - The meeting, to be held in Minneapolis, is expected to be set for early or mid-June. Voting will be closed at the end of the meeting, and items approved by contract holders will be implemented soon thereafter.

General Proxy Information

Upon receiving the proxy statement and voting instructions, contract holders may vote in one of four ways:

1. By mail with the enclosed voting instruction card.

2. By telephone.

3. By web site.

4. In person at the meeting.

Clients who own more than one fund should be sure to vote for each.

Attached below are Q&A documents that have been prepared for you to use when answering client questions. Please keep in mind that the Q&A documents are not approved for distribution to clients - only for your reference should you receive inquiries.

Note: While you may help explain the proposal to clients, you may not advise clients how to vote. Also, for regulatory reasons, you may not develop separate materials relating to the proxy solicitation. Please use the Q&A documents to provide further explanation to clients who request it.

(attachments)

The proxy statements filed with the SEC are not yet final. Final copies will be posted to Advisor Connect / AdvisorLink Jazz by the time proxies mail to clients.

Advisor Inquiries

If you have questions about the proxy initiative, send a Lotus Notes message to

o    American Express Annuities for AXP VP Fund questions

o    Insurance Marketing for IDS Life Series Fund questions

IDS Life Series Fund

Merger proxy Advisor Q&A

Q: What is being voted on?

Contract holders who have allocated assets to subaccounts investing in Life Series Funds are being asked to vote on the mergers ("Reorganizations") of the funds on the left in the list below ("Selling Funds") with those on the right ("Buying Funds").

----------------------------  ------------------------------------
Selling Fund                  Buying Fund
----------------------------  ------------------------------------
LS Equity                     VP Capital Resource
----------------------------  ------------------------------------
LS Equity Income              VP Diversified Equity Income
----------------------------  ------------------------------------
LS Government Securities      VP Short Duration U.S. Government
----------------------------  ------------------------------------
LS Income                     VP Diversified Bond
----------------------------  ------------------------------------
LS International Equity       VP International
----------------------------  ------------------------------------
LS Managed                    VP Managed
----------------------------  ------------------------------------
LS Money Market               VP Cash Management
----------------------------  ------------------------------------

Q: What am I allowed to say to clients if they call with questions about the proxy items?

     |X| You should encourage clients to vote promptly upon receiving their materials.

     |X| You are allowed to explain the proxy items in greater detail if clients are confused about the meaning of any of the proposed changes.

     |X| You may indicate that the Funds' Boards recommend a vote FOR these items.

While you may help explain the proposal to clients, you may not advise clients how to vote (except to indicate the preference of the Funds' Boards). Also, for regulatory reasons, you may not develop separate materials relating to the proxy solicitation.

Q: What action is required of contract holders of IDS Life Series Fund subaccounts?

The Funds Board recommends that contract holders vote FOR the Reorganization proposal. Assuming the proposal is approved, no further action is necessary on the part of contract holders. The Reorganization and all related acts necessary to complete it are expected to occur shortly after the meeting.

Q:  When will contract holders receive the proxy statements?

We anticipate that proxies will mail in early/mid April, 2004.

Q. When will the results of the votes be known and how will contract holders and advisors learn of the results?

The results of the meeting will be communicated to existing contract holders in the next annual or semiannual report sent to them following the meeting (expected to be held early/mid June, 2004).

            For advisor use only. Not approved for use with clients.

The results will be communicated to advisors soon after the shareholder meeting. Watch Advisor Connect News / AdvisorLink Jazz for details at that time.

Q: Why is the IDS Life Series Fund Board proposing to merge the LS Funds into VP subaccounts?

The Board believes that the proposed Reorganization will be advantageous. Since July 2002, the Selling Funds have not been offered as underlying investment choices for new contracts. Since that time, Selling Funds have been losing assets. With the prospect of diminishing assets of the Selling Funds, AEFC proposed the Reorganization as a way for contract owners to continue allocating their contract values to subaccounts investing in investment vehicles (the Buying Funds) which are similar to the Selling Funds.

AEFC believes that without the Reorganization, the assets of the Selling Funds will continue to decrease, over time, and as a result, the expense ratios of the Selling Funds will increase and the ability to achieve adequate investment diversification of the Selling Funds will be more difficult.

Q: How do the investment strategies of the selling and buying funds compare? The selling funds and buying funds have substantially similar investment strategies.

Q: What effect will the mergers have on fund expenses?

The LS Board considered the relative expense ratios of the Funds. Although the expense ratio of all but one of the Selling Funds currently is lower than that of the corresponding Buying Fund, AEFC informed the Board that it would be eliminating any expense caps that currently applied to the Selling Funds (i.e., those for LS Equity Income and LS Government Securities).

In addition, AEFC projected that without the Reorganization, over time, the expense ratios of the Selling Funds would likely increase and could exceed those of the Buying Funds. Nevertheless, to reduce the impact on contract holders of the potentially higher expense ratios of the merged funds, AEFC agreed to waive a portion of its management fees on the Selling Funds from February 10, 2004 to July 9, 2004.

Q: Will there be any tax consequences for contract holders when the merger occurs?

As long as the contracts qualify as life insurance contracts under Section 7702
(a) of the Code, the reorganization will not create any tax liability for contract holders.

            For advisor use only. Not approved for use with clients.